                                                                   EXHIBIT 10.1



                                STORAGE USA, INC.
                           175 TOYOTA PLAZA, SUITE 700
                            MEMPHIS, TENNESSEE 38103

October 7, 2001

Security Capital Group Incorporated
125 Lincoln Avenue
Santa Fe, New Mexico 87501

Re:    Extension of Standstill Modification to October 31, 2001

Ladies and Gentlemen:

                Reference is made to that certain Letter Agreement (the "September Letter") dated as of September 7, 2001 by and among Storage USA, Inc., a Tennessee corporation (the "Company"), SUSA Partnership, L.P., a Tennessee limited partnership (the "Operating Partnership"), Storage USA Trust, a Maryland real estate investment trust and a wholly owned subsidiary of the Company (the "Trust") and Security Capital Group Incorporated (both as to itself and as successor to all the rights of USREALTY and Buyer under the Strategic Alliance Agreement, "Security Capital"). Terms used herein but not defined shall have the meanings given to them in the September Letter.

                The purpose of this letter is to confirm our agreement to extend the modifications granted in the second paragraph of the September Letter for an additional 24 days, and unless a further extension is agreed to in writing by the Company and Security Capital prior to October 31, 2001 the modifications granted in such paragraph will terminate on that date.

                We understand that in accordance with applicable law and regulations, this letter will be publicly disclosed and filed as part of an amendment to your Schedule 13D with respect to your ownership of Company stock. Likewise, you understand that we intend to file a copy of this letter with a Form 8-K announcing the signing of this agreement.

                                 Very truly yours,

                                 STORAGE USA, INC.



                                 By:  /s/ Dean Jernigan
                                    --------------------------------------------
                                    Name:  Dean Jernigan
                                    Title: Chairman of the Board,
                                           Chief Executive Officer and President

                                SUSA PARTNERSHIP, L.P.


                                By:  Storage USA, Inc., General Partner

                                By:    /s/ Dean Jernigan
                                   ---------------------------------------------
                                   Name:  Dean Jernigan
                                   Title: Chairman of the Board,
                                          Chief Executive Officer and President


                                STORAGE USA TRUST

                                By:    /s/ Dean Jernigan
                                    --------------------------------------------
                                    Title: Chairman of the Board of Trustees,
                                           Chief Executive Officer and President

Agreed to and accepted by:


SECURITY CAPITAL GROUP INCORPORATED

By: /s/ C. Ronald Blankenship
   ------------------------------------------------
   Name: C. Ronald Blankenship
   Title: Vice Chairman and Chief Operating Officer